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                                                                   EXHIBIT 10.33
                                                                  EXECUTION COPY

                               FIRST SUPPLEMENTAL INDENTURE (this "First
                           Supplemental Indenture") dated as of February 27, 1998, among Renal Treatment Centers, Inc., a Delaware corporation (the "Company"), Total Renal Care Holdings, Inc., a Delaware corporation ("TRCH"), and PNC Bank, National Association, as trustee (the "Trustee"), under the Indenture (the "Indenture") dated as of June 12, 1996, between the Company and the Trustee.

          WHEREAS pursuant to an Agreement and Plan of Merger dated as of November 18, 1997 (the "Merger Agreement"), among TRCH, Nevada Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TRCH ("Merger Sub") and the Company, Merger Sub merged with and into the Company (the "Merger") and the Company continued as the surviving corporation and thereupon became a wholly owned subsidiary of TRCH;

          WHEREAS pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of the Company ("RTC Common Stock") will be converted into 1.335 shares of common stock, par value $0.001 per share, of TRCH ("TRCH Common Stock");

          WHEREAS in connection with the Merger and the conversion of RTC Common Stock into TRCH Common Stock, TRCH is required to execute and deliver to the Trustee a supplemental indenture pursuant to Sections 15.6 and 16.5 of the Indenture;

          WHEREAS Section 11.1 of the Indenture provides that, without the consent of the Noteholders, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may enter into indentures supplemental to the Indenture for the purpose of, among other things, making provision with respect to adjustments to the conversion rights of holders pursuant to the requirements of Section 15.6 and the repurchase obligations of the Company pursuant to the requirements of Section 16.5;
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          WHEREAS the entry into this First Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture; and

          WHEREAS all things necessary to make this First Supplemental Indenture a valid indenture and agreement according to its terms have been done;

          NOW THEREFORE, TRCH hereby covenants and agrees with the Company and the Trustee for the benefit of the present and future holders of the Notes as follows:

                                   ARTICLE I

          SECTION 1.01  Conversion Right.  The holder of each Note outstanding
                        ----------------
as of the date the Merger is consummated shall have the right, during the period such Note shall be convertible as specified in Section 15.1 of the Indenture, to convert such Note into shares of TRCH Common Stock equal to 1.335 times the number of shares of RTC Common Stock such holder would have had the right to receive upon conversion immediately prior to the date of the consummation of the Merger.

          SECTION 1.02  Antidilution Adjustments.  The conversion price in
                        ------------------------
effect at any time shall be subject to adjustment as set forth in Section 15.5 of the Indenture.

                                   ARTICLE II

          SECTION 2.01  Amendment to Definition of "Common Stock".  The
                        -----------------------------------------
definition of "Common Stock" set forth in Section 1.1 of the Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

          "The term "Common Stock" shall mean any stock of any class of TRCH which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of TRCH and which is not subject to redemption by TRCH. Subject to the provisions of Section 15.6, however, shares issuable on conversion of Notes shall include only
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          shares of the class designated as common stock of TRCH as of February
          27, 1998, or shares of any class or classes resulting from any reclassification or reclassifications hereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of TRCH and which are not subject to redemption by TRCH; provided that
                                                                   --------
          if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications."

          SECTION 2.02  Definition of "TRCH".  The following definition shall be
                        --------------------
added to Section 1.1 of the Indenture:

          "TRCH:  The term "TRCH" shall mean Total Renal Care Holdings, Inc., a
           ----
Delaware corporation."

          SECTION 2.03  Amendments to Article XV.  Article XV is hereby amended
                        ------------------------
such that each reference therein to "the Company" shall be deemed to read "TRCH" and each reference therein to the "Board of Directors" shall mean the Board of Directors of TRCH.

          SECTION 2.04  Amendment to Section 16.4.  Pursuant to Section 16.5 of
                        -------------------------
the Indenture, Section 16.4 is hereby amended such that each reference therein to the Company shall be deemed to read "TRCH".


                                  ARTICLE III

          SECTION 3.01  First Supplemental Indenture.  The Trustee accepts the
                        ----------------------------
provisions of this First Supplemental Indenture upon the terms and conditions set forth in the Indenture as amended by this First Supplemental Indenture.
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          SECTION 3.02  Other Terms of Indenture.  Except insofar as herein
                        ------------------------
otherwise expressly provided, all the provisions, terms and conditions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

          SECTION 3.03  Definitions.  Capitalized terms used herein and not
                        -----------
defined herein have the meanings ascribed to such terms in the Indenture unless the context of this First Supplemental Indenture otherwise requires.

          SECTION 3.04  Governing Law.  This First Supplemental Indenture shall
                        -------------
be deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with, the laws of New York.

          SECTION 3.05  Counterparts.  This First Supplemental Indenture may be
                        ------------
executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
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          IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.


                         TOTAL RENAL CARE HOLDINGS, INC.,

                         by

                            ------------------------------
                            Name:
                            Title:


                         Attest:

                            ------------------------------
                            Name:


                         RENAL TREATMENT CENTERS, INC.,


                         by

                            ------------------------------
                            Name:
                            Title:


                         Attest:


                            ------------------------------
                            Name:

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                         PNC BANK, NATIONAL ASSOCIATION
                         as Trustee,

                         by

                            ------------------------------
                            Name:
                            Title:


                         Attest:


                            ------------------------------
                            Name: